UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2016

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2016, the Federal Home Loan Bank of Cincinnati's (FHLB's) board of directors ("Board") declared five individuals elected in the FHLB's 2016 election of directors ("2016 Director Election") with each serving a four-year term to commence January 1, 2017, and end December 31, 2020. The Board comprises Member directors and Independent directors who are elected by the FHLB's Members, as discussed under "Item 10-Directors, Executive Officers, and Corporate Governance" of the FHLB's 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2016 ("2015 Annual Report"). After reviewing the results of the 2016 Director Election, the Board declared the following individuals elected as Member directors:

-- James J. Vance, Senior Vice President and Treasurer, Western-Southern Life Assurance Co., Cincinnati, Ohio.

-- Brady T. Burt, Chief Financial Officer, Secretary and Treasurer, Park National Bank, Newark, Ohio

In addition, after reviewing the results of the 2016 Director Election, the Board declared the following individuals elected as Independent directors:

-- J. Lynn Anderson, Columbus, Ohio

-- Leslie D. Dunn, Cleveland, Ohio

-- Alvin J. Nance, Knoxville, Tenn.

The 2016 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related Federal Housing Finance Agency regulations. For information on director compensation, see "Item 11-Executive Compensation" of the FHLB's 2015 Annual Report. For information on director independence and transactions with related persons, see "Item 13-Certain Relationships and Related Transactions, and Director Independence" of the FHLB's 2015 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2016, the FHLB tallied the preliminary voting results for the 2016 Director Election, which the Board declared final on November 17, 2016, as described in Item 5.02 of this Current Report. Complete voting results were described in an announcement sent to the FHLB's members on November 18, 2016, which is attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Announcement of Director Election Results, dated November 18, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

November 21, 2016	By:	Andrew S. Howell

Name: Andrew S. Howell
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Announcement of Director Election Results, dated November 18, 2016.